                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         VIDEOLAN TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                 COMMON STOCK

     (2)  Aggregate number of securities to which transaction applies:

                                     N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                     N/A

     (4)  Proposed maximum aggregate value of transaction:

                                     N/A

     (5)  Total fee paid:

                                   $125.00

/X/  Fee paid previously with preliminary materials.


                                     N/A

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          VIDEOLAN TECHNOLOGIES, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 20, 1996

TO THE STOCKHOLDERS OF
VIDEOLAN TECHNOLOGIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of VideoLan Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 20, 1996, at 10:30 a.m. (EDT), at the offices of Rosenman & Colin LLP, 575 Madison Avenue, Eleventh Floor, New York, New York 10022, for the purposes of considering and acting upon the following:

          (1) the election of five directors;

          (2) the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock;

          (3) the approval of amendments to and restatement of the Company's 1995 Stock Option Plan;


          (4) the ratification of the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 31, 1996; and

          (5) the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors recommends that stockholders vote, according to their voting rights, "FOR" the nominees for the directorships and further recommends that stockholders vote "FOR" agenda items 2, 3, and 4 above.


     Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Only stockholders of record at the close of business on May 10, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The Annual Meeting may be adjourned from time to time without notice other than by announcement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, during the ten days prior to the Annual Meeting, at the Company's headquarters located at 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207.


                                        By Order of the Board of Directors


                                        STEVEN B. ROTHENBERG
                                        Secretary

Louisville, Kentucky
May 20, 1996


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, IN ORDER THAT A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                         VIDEOLAN TECHNOLOGIES, INC.

To our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders of VideoLan Technologies, Inc. (the "Company").

     As shown in the formal notice enclosed, the meeting will be held at 10:30 a.m. (EDT) on June 20, 1996 at the offices of Rosenman & Colin LLP, 575 Madison Avenue, Eleventh Floor, New York, New York 10022.

     The subjects proposed for action at the meeting are: (i) the election of five directors, (ii) the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock,
(iii) the approval of amendments to and restatement of the Company's 1995 Stock Option Plan, (iv) the ratification of the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending December 31, 1996 and (v) the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.


                                                Sincerely yours,

                                                TED RALSTON
                                                Chairman of the Board

                         VIDEOLAN TECHNOLOGIES, INC.
                      100 MALLARD CREEK ROAD, SUITE 250
                         LOUISVILLE, KENTUCKY  40207

                              _________________

                               PROXY STATEMENT
                              _________________

                      1996 ANNUAL MEETING OF STOCKHOLDERS



GENERAL INFORMATION


     This Proxy Statement is furnished to stockholders of VideoLan Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. (EDT) on June 20, 1996 at the offices of Rosenman & Colin LLP, 575 Madison Avenue, Eleventh Floor, New York, New York 10022, and any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the attached Notice of Annual Meeting of Stockholders, the accompanying form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1995 are first being sent to stockholders of the Company on or about May 21, 1996.


     The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on May 10, 1996 (the "Record Date"). On the Record Date, there were issued and outstanding 13,898,498 shares of the Company's common stock, $0.01 par value (the "Common Stock"). All of such shares are of one class with equal voting rights. Presence in person or by proxy of holders of 6,949,250 shares of Common
Stock will constitute a quorum at the Annual Meeting.

     A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented will be voted FOR the election of five persons nominated herein as directors, and for Items 2, 3 and 4 described herein, and at the discretion of the persons who are named in the accompanying form of proxy with respect to such other matters as may properly come before the Annual Meeting.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, who also will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.


     Each proxy granted may be revoked by the person granting it at any time
(i) by giving written notice to such effect to the Secretary of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote has been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


OWNERSHIP OF EQUITY SECURITIES

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of the Record Date by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Company's current directors, (iii) each of the Company's executive officers, and (iv) all directors and executive officers of the Company as a group. Unless indicated otherwise, the Company believes that each person named below has the sole power to vote and dispose of the shares of Common Stock beneficially owned by such person.



                                   Number of Shares
     Name and Address             Beneficially Owned      Percent of Total
     ----------------             ------------------      ----------------
Ted Ralston(1)                         1,389,308               10.0%
Vernon L. Jackson(1)                     554,059                4.0%
Steven B. Rothenberg(1)(2)                25,000                 *
Peter Beck(1)(3)                          75,000
Darrell Griffith(4)                      755,000                5.4%
John R. Glankler(5)                       35,000                 *
Howard S. Jacobs(6)                       26,400                 *
R. Dean Jackson(1)(7)                    305,000                2.2%
Jacques O. de Labry(1)(8)                 10,000                 *

                                   Number of Shares
     Name and Address             Beneficially Owned      Percent of Total
     ----------------             ------------------      ----------------
Executive Officers and
  Directors as a Group
  (8 persons)                          2,419,767               17.1%

_____________
*    Less than 1%


(1) The address of each of Ted Ralston, Vernon L. Jackson, Steven B. Rothenberg, Peter Beck, R. Dean Jackson and Jacques O. de Labry is 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207

(2) Represents an option to purchase 25,000 shares of Common Stock which is presently exercisable.

(3) Represents an option to purchase 75,000 shares of Common Stock which is presently exercisable.


(4) The address of Mr. Griffith is 1300 Leighton Circle, Louisville, Kentucky 40222.


(5) Includes an option to purchase 10,000 shares of Common Stock which is presently exercisable. The address of Mr. Glankler is 1300 Courthouse Plaza NE, Dayton, Ohio 45402.


(6) The address of Mr. Jacobs is 575 Madison Avenue, New York, New York 10022. Mr. Jacobs' wife owns 4,000 shares. Mr. Jacobs disclaims beneficial ownership of these shares. Includes an option to purchase 10,000 shares of Common Stock which is presently exercisable and warrants to purchase 8,000 shares of Common Stock which are presently exercisable.


(7) Includes an option to purchase 150,000 shares of Common Stock which is presently exercisable.

(8) Represents an option to purchase 10,000 shares of Common Stock which is presently exercisable.

                            ELECTION OF DIRECTORS
                         (ITEM 1 ON THE PROXY CARD)

NOMINEES


        In accordance with the Company's By-Laws, the Board of Directors has fixed the number of directors at eight. There is currently one vacancy on the Board of Directors and two of the Company's directors, Howard S. Jacobs and R. Dean Jackson, will not be standing for re-election at the Annual Meeting. Accordingly, effective immediately prior to the Annual Meeting, the number of directors will be reduced from eight to five and five persons will be elected to the Board of Directors at such meeting. Directors are elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.


     The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the five persons named below to the Board of Directors. In the event that any of such persons is unable to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to vote for a substitute and will have discretionary power to vote or withhold their vote for any additional nominees named by stockholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable to continue to serve as a director, if elected.

     The business experience of each of the foregoing director nominees, during the past five years, is as follows:

     Ted Ralston, age 32, has been Chairman of the Board and a director of the Company since its formation in May 1994. Mr. Ralston has been the President of TC Company, an electronics marketing firm, since 1985.

     Vernon L. Jackson, age 43, has been a director of the Company since July 1994. He served as President of the Company from May 1994 to January 1996. From March 1990 until May 1994, he was the President and Chief Executive Officer of L&LD, a company engaged in the development of video, voice and data communications technology. From August 1988 to March 1990, he was a Systems Designer and Consultant with American Telephone and Telegraph Corp., in Louisville, Kentucky, responsible for designing, installing and maintaining telephone switching and transport infrastructure. He holds a degree in Electronics Engineering and Technology from United Electronics Institute. In addition, he has completed extensive related course work at the University of Louisville, University of Kentucky, and McKindree College of Illinois.

     Steven B. Rothenberg, age 50, has been Vice President Finance, Chief Financial Officer and Treasurer of the Company since September 1995. In January 1996, he was elected to the Board of Directors and as Secretary of the Company. During the two year period prior to joining the Company, Mr. Rothenberg was a financial consultant to the telecommunications industry. From 1992 to 1994, Mr. Rothenberg was Chief Financial Officer of H2O Plus, L.P., a specialty retailer in the cosmetics and skincare business. From 1988 to 1991, Mr. Rothenberg was Chief Financial Officer of Ellesse USA, a subsidiary of Reebok International, Ltd. In addition, Mr. Rothenberg has held senior financial management positions with Warner Communications, Inc., Revlon Inc., and Ernst and Young, LLP. Mr. Rothenberg received a BS in accounting and finance from The American University in 1968.

     John R. Glankler, age 38, has been a director of the Company since August 1995. He has been associated with the law firm of Sebaly, Shillito & Dyer, a Legal Professional Association, Dayton, Ohio, counsel to the Company, since April 1, 1995. For more than five years prior to April 1995, Mr. Glankler was associated with another firm in Ohio. Mr. Glankler obtained a BA in economics from Duke University and a JD from the University of Cincinnati.


     Jacques O. de Labry, age 58, has been a director of the Company since April 1996. Mr. de Labry has been a consultant to the telecommunications industry since 1995. Previously, Mr. de Labry served as President and Chief Executive of Raynet International, Inc., a supplier of fiber optic telecommunications systems, from 1988 until the sale of the company in 1995. Mr. de Labry is a director of Multilink, Inc. Mr. de Labry received a BA from Yale University in 1960.


     All directors hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Directors are elected annually.

     The Company's Board of Directors held five meetings during 1995. In addition, from time to time during the year, the members of the Board of Directors acted by unanimous written consent. All of the members of the Board of Directors attended at least 75% of the meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has a Compensation Committee, a Nominating Committee and an Audit Committee. The Compensation Committee reviews, analyzes and makes recommendations to the Board of Directors regarding salaries, incentive compensation and stock option grants for officers, employees and directors of the Company. The current members of the Compensation Committee, formed in January 1996, are Ted Ralston, Steven B. Rothenberg and John R.

Glankler. The Compensation Committee held its first meeting on April 9, 1996. The Nominating Committee was formed in April 1996. The current members of the Nominating Committee are Ted Ralston, Howard S. Jacobs and R. Dean Jackson. This committee's responsibilities include the selection of potential candidates for director and the recommendation of candidates to the Board. It also makes recommendations to the Board concerning the structure and membership of the other Board Committees. The Nominating Committee will consider nominees for the Board of Directors recommended by stockholders. Directors are selected on the basis of their demonstrated broad knowledge, experience and ability in their chosen endeavors and, most importantly, on the basis of their ability to represent the interests of the stockholders. The Audit Committee reviews the results and scope of the Company's audits and other services provided by the Company's independent auditors and approves the selection of the auditors.
The current members of the Audit Committee, appointed in January 1996, are Howard S. Jacobs, Ted Ralston and John R. Glankler. The Audit Committee held its first meeting on April 9, 1996.

EXECUTIVE COMPENSATION

     Summary of Compensation in 1995. The following summary compensation table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the executive officers of the Company whose salary and bonus exceeded $100,000 during the year ended December 31, 1995 ("Named Executive Officers").



                                                                                       Long Term
                                       Annual Compensation                        Compensation Awards
                             ----------------------------------------  ------------------------------------------
                                                                           Securities
                                                         Other              Underlying
                                                         Annual              Options/           All Other
Name and Principal Position   Year    Salary($)      Compensation($)         SARs (#)         Compensation ($)
- ---------------------------   ----    ---------      ---------------         --------         ----------------
Ted Ralston
 (CEO and Chairman of the
 Board(1))                    1995      75,000            -                 100,000(2)            40,000(3)
John  Haines
 (CEO(4))                     1995      67,742            -                 250,000(5)            30,000(6)
Vernon L. Jackson
 (President(7))               1995     166,250            -                 375,000(8)                 0
R. Dean Jackson
 (Executive Vice
 President(9))                1995     101,625            -                 100,000(10)                0


(1) Mr. Ralston resigned as CEO on September 1, 1995. He remains Chairman of the Board.

(2) Reflects options to purchase shares of Common Stock at $2.00 per share granted on March 1, 1995. These options were not exercisable until the Company had cumulative net income before income taxes of $1,000,000. The options were cancelled pursuant to Mr. Ralston's resignation as CEO on September 1, 1995.

(3) Reflects consulting fees paid to Mr. Ralston for the period September 1, 1995 to December 31, 1995 pursuant to a consulting agreement with the Company. This consulting agreement requires Mr. Ralston to provide at least thirty hours of service per week and provides for a monthly payment to Mr. Ralston of $10,000 in consideration of his performance of services.

(4) Mr. Haines' employment as CEO ceased in January 1996. He remains a director.


(5) Reflects options to purchase shares of Common Stock at $3.00 per share granted on August 18, 1995. Such options were exercisable semi-annually over a 30 month period in five equal installments. Each installment vested 12 months prior to its exercise date. Options for 100,000 of these shares were cancelled on May 14, 1996 under a termination and release agreement between the Company and Mr. Haines.

(6) Reflects consulting fees paid to Mr. Haines for the period June 1, 1995 to August 31, 1995.


(7) Mr. Jackson resigned as President of the Company in January 1996. Mr. Jackson continues to serve the Company as a director and employee.


(8) Reflects options to purchase shares of Common Stock at $2.00 per share granted on March 1, 1995. Option for 187,500 shares are not exercisable until the Company has cumulative net income before income taxes of $1,000,000. The remaining options 187,500 shares are not exercisable until the Company has cumulative net income before income taxes of $3,000,000.


(9) Mr. Jackson resigned as Executive Vice President in February 1996 to relocate to San Francisco. He remains affiliated with the Company as a manufacturers' representative, and also remains a director.

(10) Reflects options to purchase shares of Common Stock at $2.00 per share granted on March 1, 1995. These options were not exercisable until the Company had cumulative net income before income taxes of $1,000,000. These options were cancelled in February 1996 pursuant to Mr. Jackson's resignation as Executive Vice President.


     Stock Options. The following table sets forth certain information regarding option grants to Named Executive Officers during the year ended December 31, 1995.



                                             % OF TOTAL
                                              OPTIONS
                                             GRANTED TO
                         OPTIONS            EMPLOYEES IN       EXERCISE OR BASE        EXPIRATION
NAME                    GRANTED (#)         FISCAL YEAR          PRICE ($/SH)             DATE
- ----                    ----------          ------------       ---------------         ----------
Ted Ralston              100,000                8.4%                 2.00                  ___
Vernon L. Jackson        375,000               31.4%                 2.00                  ___
R. Dean Jackson          100,000                8.4%                 2.00                  ___(2)
John Haines              250,000               20.9%                 3.00                3/1/03(3)


(1) These options were cancelled pursuant to Mr. Ralston's resignation as CEO in August 1995.

(2) These options were cancelled pursuant to Mr. Jackson's resignation as Executive Vice President in February 1996.

(3) The terms of these options provided that they were subject to earlier termination upon the occurrence of certain events. Options for 100,000 shares were cancelled on May 14, 1996 under a termination and release agreement between the Company and Mr. Haines. The termination date of the options for the remaining 150,000 shares was changed from May 14, 2001.


OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES


     The following table provides information relating to the number and value of stock options held by the Named Executive Officers at December 31, 1995. The Named Executive Officers did not exercise any stock options during 1995.





                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                    UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS/SARS
                   OPTIONS/SARs AT FY-END (#)         AT FY-END ($)

NAME               EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ----               -----------  -------------  -----------  -------------
Ted Ralston             0             0             0                  0
Vernon L. Jackson       0       375,000             0         11,859,375
R. Dean Jackson         0       100,000             0          3,162,500
John Haines             0       250,000             0          7,656,250


EMPLOYMENT AGREEMENTS

     On September 1, 1995, the Company entered into a two-year consulting agreement with Ted Ralston, the Company's Chairman of the Board. Effective on the same date, Mr. Ralston resigned as Chief Executive Officer and Treasurer of the Company, and his previous employment agreement was terminated. Mr. Ralston's consulting agreement requires him to provide at least 30 hours of service per week and provides for a monthly payment to Mr. Ralston of $10,000 in consideration of his performance of services.


     On August 17, 1995, the Company entered into a two-year employment agreement with Vernon L. Jackson to serve as President and Chief Executive Officer of the Company at an annual salary of $250,000. The agreement requires Mr. Jackson to devote his full time and attention to the Company. Mr. Jackson's employment agreement contains a noncompetition provision which prohibits Mr. Jackson from competing with the Company during the term and for two years thereafter. Pursuant to the terms of the agreement, termination by the Company for any reason without cause, would entitle Mr. Jackson to receive his salary throughout the remaining term or for one year, whichever is longer.

     On August 17, 1995, the Company entered into a two-year employment agreement with R. Dean Jackson to serve as Executive Vice President and Secretary of the Company at an annual salary of $125,000. Under the agreement, Mr. Jackson was prohibited from competing with the Company during the term of the agreement and for two years thereafter. Pursuant to the terms of the agreement, termination by the Company for any reason without cause, would entitle Mr. Jackson to receive his salary throughout the remaining term or for one year, whichever was longer. Effective February 15, 1996, Mr. Jackson resigned as Executive Vice President of the Company. As part of his settlement agreement with the Company, Mr. Jackson is to receive $125,000 in salary paid over a four-month period.

     On September 1, 1995, the Company entered into a two-year employment agreement with John E. Haines to serve as Chief Executive Officer of the Company and a director at an annual salary of $187,500. Mr. Haines' employment agreement also contained a noncompetition provision which prohibits Mr. Haines from competing with the Company during the term of the agreement and for two years thereafter. Prior to September 1, 1995, Mr. Haines was providing consulting services to the Company under a consulting agreement dated June 1, 1995. Pursuant to the consulting agreement, Mr. Haines was paid $10,000 a month for services rendered and was granted stock options to purchase 250,000 shares at $3.00 per share subject to a vesting schedule. Additionally, pursuant to the terms of the consulting agreement, Mr. Haines could earn an annual bonus up to $112,500 provided certain sales goals were achieved by the Company. On January 17, 1996, Mr. Haines employment with the Company ceased. A proposed severance agreement has been presented to Mr. Haines. Mr. Haines remains a director of the Company.

     Mr. Haines resigned as Chief Executive Officer of the Company on January 17, 1996. On May 14, 1996, Mr. Haines entered into a termination and release agreement with the Company. Under the terms of this agreement, Mr. Haines was permitted to retain already vested options for 150,000 shares of Common Stock granted to him under the consulting agreement. The termination and release agreement requires the Company to register 50,000 of such shares by June 20, 1996 and grants Mr. Haines certain registration rights with respect to the remaining 100,000 shares. In addition, Mr. Haines was permitted to continue to receive compensation at his base salary through the earlier of August 31, 1997 or 90 days after he first sells shares purchased pursuant to the exercise of the options. The agreement contains certain other provisions regarding non-competition, non-disclosure of proprietary information and reimbursement of certain expenses. Upon entering the agreement, Mr. Haines resigned as a director of the Company.


COMPENSATION OF DIRECTORS

     The Company does not currently compensate directors who are also executive officers of the Company for service on the Board of Directors. Under Company policy, each non-employee director of the Company is entitled to reimbursement of expenses incurred in connection with attending meetings of the Board. Non-employee directors also receive immediately exercisable options to purchase 10,000 shares of Common Stock, at the then fair market value, on the date of their initial election to the Board and on each of the first and second anniversary dates of their election to the Board, if they are re-elected.

                  AMENDMENT TO CERTIFICATE OF INCORPORATION

                          (ITEM 2 ON THE PROXY CARD)


     The Board of Directors has adopted and declared advisable resolutions, subject to stockholder approval, authorizing an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock. Accordingly, the following resolutions will be offered at the Annual Meeting:

     RESOLVED, that Article Fourth, Section 1 of the Certificate of Incorporation of the Company be amended by deleting such
     Section in its entirety and substituting in lieu thereof the following:

           The aggregate number of shares which the Company shall have authority to issue is 85,000,000, of which 80,000,000 shares shall have a par value of $.01 per share and shall be designated "Common Stock", and 5,000,000 shares shall have a par value of $.01 per share and shall be designated "Preferred Stock".

     RESOLVED FURTHER, that the Board of Directors of the Company, in its discretion, is authorized to either cause a certificate setting forth the amendment to be executed, acknowledged, filed and recorded pursuant to Section 242 of the Delaware General Corporate Law at any time on or before June 30, 1998 or to abandon such amendment without further action by the stockholders of the Company.



     At May 10, 1996, the Company had 13,898,498 shares of Common Stock issued and outstanding. In addition, 1,125,000 shares of Common Stock were reserved for issuance under outstanding stock options and 3,139,000 shares of Common Stock were reserved for issuance under redeemable common stock purchase warrants. Thus, at May 10, 1996, there were only 1,837,502 authorized shares of Common Stock unissued and not reserved for issuance.

     The proposed increase in the authorized shares of Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for general corporate needs, such as future stock dividends or stock splits, acquisitions or employee stock equity plans. The additional authorized shares of Common Stock could also be used for such purposes as raising additional capital for the operations of the Company. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for issuance without further action by the stockholders, unless required by the Company's Certificate of Incorporation or By-Laws or by applicable law. Although the Company is not presently aware of any proposed tender offer or other takeover attempt, stockholders should be aware that the Board of Directors could utilize the increased number of authorized shares defensively against an actual or potential takeover threat, including, for example, the issuance of shares in a private placement transaction which could have the effect of diluting the stock ownership of a person seeking to obtain control of the Company, or in conjunction with a stockholder's rights plan (each, a so-called "poison-pill"), in each such case without further approval of the stockholders. The Board of Directors has no current intention of taking any action referred to in the preceding sentence or instituting any such plan.


     In order for the proposed amendment to receive stockholder approval, a majority of the outstanding shares of Common Stock must be affirmatively voted FOR approval of this proposal. If the proposed amendment is adopted by the stockholders, the Board of Directors would be authorized to cause the amendment to become effective at any time on or before June 30, 1998 or to abandon the amendment without further action by the stockholders. The Board of Directors recommends that stockholders vote FOR approval of this proposal.

       PROPOSED AMENDMENTS TO AND RESTATEMENT OF 1995 STOCK OPTION PLAN
                          (ITEM 3 ON THE PROXY CARD)

THE 1995 STOCK OPTION PLAN


     The following summary of the material provisions of the Company's 1995 Stock Option Plan as currently in effect (the "1995 Plan") does not purport to be complete and is qualified in its entirety by reference to the 1995 Plan. A copy of the 1995 Plan, as currently in effect and as proposed to be amended and restated, is attached as Annex A.

PURPOSE OF THE 1995 PLAN


     The 1995 Plan is intended to secure for the Company and its stockholders the benefits arising from capital stock ownership by officers, directors, consultants and other employees of the Company who are expected to contribute to the Company's future growth and success.


ADMINISTRATION

     The 1995 Plan is administered by the Board of Directors which, subject to the express provisions of the plan, has plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which options and Cash Payment Elections (as defined below) are granted and the number of shares to be subject to each option and Cash Payment Election.
Subject to the express provisions of the 1995 Plan, the Board of Directors also has plenary authority to interpret the plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements and to make all other determinations necessary or advisable for the administration of the plan.

NUMBER OF SHARES

     The aggregate number of shares in respect to which options can be granted under the 1995 Plan is currently 1,000,000 shares. Shares covered by the unexercised portions of any terminated or cancelled options are available to become subject to options granted thereafter. Shares subject to the portions of options which are surrendered in connection with the exercise by optionees of Cash Payment Elections are not be available to become subject to options granted thereafter. Upon any exercise of an option, the number of shares with respect to which the option may thereafter be exercised by the optionee will no longer include the sum of the shares purchased upon exercise plus the shares, if any, covered by a Cash Payment Election upon such exercise.


GRANT OF OPTIONS TO OFFICERS, CONSULTANTS AND EMPLOYEES

     The Board of Directors may, at any time prior to February 28, 2005, grant options under the 1995 Plan to such officers, consultants and employees of the Company as the Board of Directors may select. Such options may cover such number of shares as the Board of Directors designates, subject to the other provisions of the 1995 Plan.

GRANTS OF OPTIONS TO DIRECTORS


     Subject to the terms and conditions of the 1995 Plan, each person who is serving as a director of the Company on the date of grant and who is not a common law employee of the Company (a "Director Participant") is automatically granted options to purchase 10,000 shares of Common Stock each calendar year, subject to availability under the plan. The date of each such grant is the third trading date following the later of (i) the date on which the annual meeting of the Company's stockholders, or any adjournment hereof, is held in each calendar year, or (ii) the date on which the Company's earnings for the fiscal quarter immediately preceding such annual meeting date are released to the public. In addition, an initial grant of an option to purchase 10,000 shares of Common Stock was made to each director on the effective date of the Company's initial public offering and will automatically be made to each individual who is first elected as a director of the Company (and who is not a common law employee of the Company) after the "date of grant" specified in the immediately preceding sentence. Such initial grant to new directors is made on the third trading date following the effective date of such election. No Director Participant may be granted in the aggregate options to purchase in excess of 30,000 shares of Common Stock. Each option granted to a Director Participant under the 1995 Plan by its terms is exercisable for ten years from the date of the grant and is exercisable with respect to all of the shares covered immediately on the date of grant.


OPTION AGREEMENTS


     Each award of an option pursuant to the 1995 Plan is required to be evidenced by an option agreement between the optionee and the Company. Each option agreement must specify the number of shares covered by such option and the exercise price per share and may contain such terms and conditions not inconsistent with the 1995 Plan as the Board of Directors in its sole discretion deems appropriate (which terms and conditions need not be the same in each option agreement and may be changed from time to time). Each option agreement may require as conditions of exercise that the optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the shares receivable by the optionee upon exercise, as the Board of Directors deems appropriate. Each option agreement for an option which is not an incentive stock option will provide for the withholding of income taxes and employment taxes that the Company determines it is required to withhold upon the exercise of the option.


CASH PAYMENT ELECTION

     In connection with any option granted under the 1995 Plan which is not an incentive stock option, the Board of Directors may grant cash payment elections ("Cash Payment Elections") to such optionees as the Board of Directors may select, either at the time such option is granted or thereafter at any time prior to the exercise or termination of such option. The terms and conditions regarding each Cash Payment Election will be evidenced in the option agreement.

     A Cash Payment Election entitles the optionee, simultaneously with a purchase of shares upon exercise of a portion of an option, to surrender for cash an additional unexercised (but then exercisable) portion of the option covering, at the optionee's election, a number of shares no greater than the number of shares being purchased upon such exercise. In exchange for the unexercised portion of the option so surrendered, the Company will pay to the optionee a cash amount equal to the product of (i) the excess of (A) the fair market value per share (as defined in the 1995 Plan) on the date the option is exercised over (B) the exercise price per share, times (ii) the number of shares with respect to which the Cash Payment Election is made.


TERM OF OPTION


     Each option agreement is required to specify the date or dates on which the option granted thereunder may be exercised. Except for options granted to Director Participants, each option agreement may provide for exercise of the option in installments on such terms and conditions as the Board of Directors may determine. The period of each option is fixed by the Board of Directors but in no case may exceed ten years from the date of grant of such option.


NON-TRANSFERABILITY OF OPTION RIGHTS

     Options are not transferable except by will or the laws of descent and distribution. During the lifetime of an optionee, such optionee's option is exercisable only by the optionee.

EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH


     Upon the termination of employment of any optionee or, in the case of an optionee who is a Director Participant, termination of his services as a director (for any reason other than death), all rights under any options held by such optionee will cease; provided, however, that the option agreement may provide that the rights which were immediately exercisable by the optionee at the date of such termination of employment or services as a director may be exercised by the optionee subject to such conditions, provisions or limitations as may be set forth in the option agreement, during a period not exceeding five years after the date of such termination, but in no case more than ten years from the date of grant of the option.


     Upon the termination of employment of any optionee or, in the case of an optionee who is a Director Participant, termination of his services as a director, by reason of his death, or on the death of any optionee within three months following the termination of his employment or services as director, if during such period the optionee was entitled pursuant to the express terms of an option agreement to exercise his rights under such option agreement, all rights under any options held by such optionee will cease; provided, however, that the option agreement may provide that the rights which were immediately exercisable by the optionee at the date of his death may be exercised by legal representatives or beneficiaries of the optionee during a period specified in the option agreement, not exceeding three years after the date of the optionee's death, but in no case more than ten years from the date of grant of the option.


STOCK DIVIDEND, MERGER, CONSOLIDATION, ETC.

     In the event there is any change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there will be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject to any option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock will be so changed or for which each such share will be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also will be appropriately adjusted.

     Upon (i) the merger or consolidation of the Company with or into another corporation, if the agreement of merger or consolidation does not provide for
(x) the continuance of the options granted under the 1995 Plan, or (y) the substitution of new options for options granted under the 1995 Plan, or for the assumption for such options by the surviving corporation, or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Company, the holder of any such option theretofore granted and still outstanding (and not otherwise expired) will have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such option(s); provided that any conditions precedent to the exercise of such options, other then the passage of time, have occurred. The Company, to the extent practicable, will give advance notice to affected optionees of Common Stock of such merger, consolidation, dissolution, liquidation or sale of assets. All such options which are not so exercised will be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.


TERMINATION AND MODIFICATION, SUSPENSION AND AMENDMENT OF THE 1995 PLAN AND OPTION AGREEMENTS


     The Board of Directors may at any time or from time to time terminate, suspend or amend the 1995 Plan in whole or in part (including amendments deemed necessary or desirable to conform to any change in the law or regulations applicable hereto); provided, however, that without approval of the stockholders of the Company, no such action may increase the number of shares with respect to which options may be granted; provided, further, that except as set forth below, no such amendment or termination will affect any options theretofore granted without the consent of the optionee of such option.

     Each option agreement may provide the Company with the right to terminate the rights of any optionee to exercise any options, effective 30 days after receipt by the optionee of a cancellation notice from the Company. The Company may issue a cancellation notice only in connection with (i) the sale of substantially all of the Company's assets, or (ii) a merger, consolidation or other corporate transaction in which the Company would not be the surviving entity. The cancellation notice will afford the optionee the right to exercise all options held by such optionee with respect to all shares covered thereby (even if they would not otherwise have become exercisable with respect to all such shares at that time) during the period prior to the effective date of the cancellation.

     Each option agreement may also contain the consent of the optionee to any amendment to the 1995 Plan and option agreement which the Board of Directors, in its sole discretion and upon advice of legal counsel, may deem necessary or advisable to enable the exercise of options to comply with any applicable rules and regulations of the Securities and Exchange Commission.

INCENTIVE STOCK OPTIONS

     Options granted under the 1995 Plan which are intended to be incentive stock options will be specifically designated as incentive stock options and will be subject to the following additional terms and conditions:

     (a) Except as set forth below, the aggregate fair market value
(as determined under the 1995 Plan as of the date of the option grant) of the shares of Common Stock with respect to which incentive stock options granted under the 1995 Plan (and under any other incentive stock option plans of the Company) are exercisable for the first time by any employee in any one calendar year may not exceed $100,000.

     (b) If any optionee to whom an incentive stock option is to be granted under the 1995 Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then the following special provisions will be applicable to the incentive stock option granted to such optionee:

     (1) The exercise price per share of the Common Stock subject to such incentive stock option may not be less than 110% of the fair market value per share at the time of grant; and

     (2) The option exercise period may not exceed five years from the date of grant.


     Except as set forth above, all other provisions of the 1995 Plan are applicable to incentive stock options.



CERTAIN TAX MATTERS

     The grant of an option under the 1995 Plan will not result in taxable income at the time of grant for the optionee or the Company. The optionee will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. Upon exercising a nonqualified stock option, the optionee will recognize ordinary income in the amount by which the fair market value on the date of exercise exceeds the option price; the Company will be entitled to a deduction for the same amount. The tax treatment to an optionee of a disposition of shares acquired through the exercise of an option is dependent upon the length of time the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. Generally, there will not be tax consequences to the Company in connection with the disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares under an incentive stock option before the applicable incentive stock option holding periods have been satisfied.

PROPOSED AMENDMENTS TO THE 1995 PLAN


     At the Annual Meeting, stockholders will be asked to approve amendments to the 1995 Plan to (a) increase the number of shares that may be subject to options granted under the plan from 1,000,000 to 2,000,000 shares, (b) delete the requirement that only employees of the Company who are key employees are eligible to receive options, (c) allow the Board of Directors to authorize a terminated employee to enter into a consulting agreement in which the employee would be permitted to continue to retain options after termination that were not exercisable immediately prior to termination, and (d) eliminate references in the 1995 Plan to stock appreciation rights and restricted stock which are not contemplated for issuance under the plan.

     Stockholder approval of the amendments to the 1995 Plan is being sought in order to qualify the plan under Rule 16b-3 promulgated by the Securities and Exchange Commission as a stockholder approved plan. Once approved, grants of options would not be treated as purchases for purposes of the Section 16(b) short-swing profit rules. Management believes that the approval of the amendments to the 1995 Plan does not conflict with or impede the policy behind the short-swing profit provisions of the securities laws.


     In order for the amendments to the 1995 Plan to receive stockholder approval, a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting must be affirmatively voted FOR approval of this proposal. The Board of Directors recommends that stockholders vote FOR approval of this proposal.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

                           (ITEM 4 ON THE PROXY CARD)

     The Board of Directors has selected, subject to ratification by the stockholders of the Company at the Annual Meeting, the firm of Grant Thornton LLP as the independent accountants for the Company to audit the Company's financial statements for its year ending December 31, 1996. Grant Thornton LLP has served as the independent accountants for the Company since 1995. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

     In order for the ratification of Grant Thornton LLP as the independent accountants for the Company to receive stockholder approval, a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting must be affirmatively voted FOR approval of this proposal. The Board of Directors is of the opinion that Grant Thornton LLP is well qualified to continue in such service and therefore recommends that the stockholders vote FOR ratification of the selection of Grant Thornton LLP as the Company's independent accountants.

              STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING


     A stockholder who desires to include a proposal in the proxy material relating to the 1997 Annual Meeting of Stockholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 31, 1996, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal must also meet the other requirements of the Securities and Exchange Commission relating to stockholder proposals required to be included in the Company's proxy statement.

                                OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers and regular employees of the Company (none of whom will be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward forms of proxy and proxy materials to their principals and the Company will reimburse them for their expenses in connection therewith in accordance with the regulations of the Securities and Exchange Commission for sending proxies and proxy materials to the beneficial owners of shares of Common Stock.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, including the financial statements, notes to the financial statements and the financial schedules contained therein. Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to Steven B. Rothenberg, Secretary, VideoLan Technologies, Inc., 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207.

                                          By Order of the Board of Directors


                                          Steven B. Rothenberg
                                          Secretary

May 20, 1996


                             ____________________

     Please date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States.

                                                                      ANNEX A

                          1995 STOCK OPTION PLAN OF
                         VIDEOLAN TECHNOLOGIES, INC.

                   (Amended and Restated as of May 15, 1996)


     1.     DEFINITIONS

     "Board of Directors" shall mean the Board of Directors of the Corporation as constituted from time to time or a committee of the Board of Directors to which responsibility for the administration of the Plan has been delegated.
     "Cancellation Notice" shall mean the notice given by the Corporation to an Optionee pursuant to Section 15B hereof notifying him of the cancellation of his Option.
     "Cash Payment Election" shall mean the right described in Section 8 hereof of an Optionee to elect to receive cash upon exercise of an Option.
     "Code" shall mean the Internal Revenue Code of 1986, as amended.
     "Common Stock" shall mean shares of common stock of the Corporation. "Corporation" shall mean VideoLan Technologies, Inc. and its subsidiaries, if any.
     "Exercise Price per Share" with respect to an Option shall mean the price, as set forth in the Optionee's Option Agreement and as determined by the Board of Directors, at which the Optionee may exercise such Option; provided, however, that the Exercise Price per Share shall not be less then 100% of the Fair Market Value Per Share at the time such Option is granted (110% of Fair Market Value per Share in the case of an Incentive Stock Option described in

Section 16B hereof).
     "Fair Market Value per Share" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock (regular way) or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices (regular way ) for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose, or, if the Fair Market Value per Share cannot be determined under the preceding clauses of this sentence, it shall be determined in good faith by the Board of Directors. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common

Stock was affected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.
        "Incentive Stock Option" shall mean an Option which will qualify as an Incentive Stock Option within the meaning of Section 422 of the Code or any applicable successor provision of the Code.
        "Option" shall mean a stock option granted to an Optionee pursuant to the Plan. An Option may be either an Incentive Stock Option or one which does not qualify as an Incentive Stock Option.
        "Option Agreement" shall mean the agreement between the Corporation and an Optionee evidencing the award of an Option pursuant to the Plan and setting forth the terms and conditions of the Option.
        "Optionee" shall mean a person to whom an Option is granted pursuant to the Plan. Unless otherwise provided herein, the term "Optionee" shall include Director Participants as defined in Section 6A of the Plan.
        "Plan" shall mean this 1995 Stock Option Plan of the Corporation. "Shares" shall mean the shares of Common Stock which may be issued pursuant to the Plan.

        2. PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Corporation and its shareholders the benefits arising from capital stock ownership by officers, directors, consultants and other key employees of the Corporation who are expected to contribute to the Corporation's future growth and success.

        3. ADMINISTRATION. The Plan shall be administered by the Board of Directors or a Stock Option Committee designated by the Board of Directors to act on its behalf. Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which Options and Cash Payment Elections shall be granted and the number of shares to be subject to each Option and Cash Payment Election. In making such determinations, the Board of Directors may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Board of Directors shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan.

     4. NUMBER OF SHARES. The aggregate number of Shares in respect to which Options may be granted under the Plan is 2,000,000 Shares, subject to adjustment in accordance with Section 12 hereof. Shares covered by the unexercised portions of any terminated or cancelled Options shall be available to become subject to Options granted thereafter. Shares subject to the portions of Options which are surrendered in connection with the exercise by Optionees of Cash Payment Elections shall not be available to become subject to Options granted thereafter. Upon any exercise of an Option, the number of Shares with respect to which the Option may thereafter be exercised by the Optionee shall no longer include the sum of the Shares purchased upon exercise plus the Shares, if any, covered by a Cash Payment Election upon such exercise.

     5. GRANT OF OPTIONS TO OFFICERS, CONSULTANTS AND KEY EMPLOYEES. The Board of Directors may, at any time prior to February 28, 2005, grant Options to such officers, consultants and employees of the Corporation as the Board of Directors may select. Such Options shall cover such number of Shares as the Board of Directors shall designate, subject to the other provisions of the Plan.

     6. GRANTS OF OPTIONS TO DIRECTORS.

     A. GENERAL PROVISIONS. At any time prior to February 28, 2005 and subject to the terms and conditions of this Section 6, commencing on the effective date (the "Effective Date") of a registration statement of the Corporation an Form SB-2 or other appropriate form, which may be filed with the Securities and Exchange Commission, pursuant to which the Common Stock of the

Corporation will be registered for sale in an underwritten public offering (the "Offering"), and continuing annually thereafter with the Annual Meeting of stockholders of the Corporation held in the year following the Effective Date, each person who is serving as a director of the Corporation on the date of grant and who is not a common law employee of the Corporation (hereinafter referred to as a "Director Participant") shall automatically be granted Option(s) to purchase ten thousand (10,000) shares of Common Stock, subject to availability under the Plan. The date of each such grant following the initial grant of Options on the Effective Date shall be annually, on the third trading date following the later of (i) the date on which the Annual Meeting of the Corporation's stockholders, or any adjournment thereof, is held in each calendar year, or (ii) the date on which the Corporation's earnings for the fiscal quarter immediately preceding such Annual Meeting date are released to the public. In addition, an initial grant of an Option to purchase ten thousand (10,000) shares of Common Stock shall automatically be granted to each individual who is first elected as a director of the Corporation (and who is not a common law employee of the Corporation) after the "date of grant" specified in the immediately preceding sentence. Such initial grant shall be made on the third trading date following the effective date of such election. The form of the Options granted pursuant to this Section 6 shall be non-qualified stock options. The Exercise Price per Share with respect to Options granted pursuant to this Section 6 shall be the Fair Market Value per Share at the date of the grant. Notwithstanding anything to the contrary contained in the immediately preceding sentence, the Exercise Price per Share with respect to Options granted on the Effective Date pursuant to this Section 6 shall be the initial public offering price per share of the Common Stock of the Corporation to be sold in the Offering. Notwithstanding anything to the contrary contained in this Section 6A, no Director Participant shall be granted in the aggregate Option(s) to purchase in excess of thirty thousand (30,000) shares of Common Stock.

     B. EXERCISABILITY OF OPTIONS. Each Option granted under this Section 6 by its terms shall be exercisable for ten years from the date of the grant. An Option granted pursuant to this Section shall become exercisable with respect to one hundred percent (100%) of the shares covered immediately on the date of grant.

     C. INELIGIBILITY FOR OTHER GRANTS. Any Director Participant who receives an Option granted pursuant to this Section 6 shall be ineligible to receive any other grant or award under any other Section of this Plan and the provisions of
Section 5 hereof shall not apply to such Director Participant.

     D. THE BOARD OF DIRECTORS. The provisions of this Section 6 shall be administrated by the Board of Directors solely in accordance with the terms hereof; provided, however, that the Board of Directors shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this Section 6 or deemed necessary for its administration.

     E. AMENDMENT. The provisions of this Section 6 shall not be amended more than one time in any six-month period, other
than to comport with changes in   the Code, the Employee Retirement Income
Security Act of 1974, as amended, the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated thereunder.

     7. OPTION AGREEMENTS. Each award of an Option pursuant to the Plan shall be evidenced by an Option Agreement between the Optionee and the Corporation. Each Option Agreement shall specify the number of Shares covered by such Option and the Exercise Price per Share and shall contain such terms and conditions not inconsistent with the Plan as the Board of Directors in its sole discretion shall deem appropriate (which terms and conditions need not be the same in each Option Agreement and may be changed from time to time). Each Option Agreement may require as conditions of exercise that the Optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the Shares receivable by the Optionee upon exercise, as the Board of Directors shall deem appropriate. Each Option Agreement for an Option which is not an Incentive Stock Option shall provide for the withholding of income taxes and employment taxes that the Corporation determines it is required to withhold upon the exercise of an Option.

     8. CASH PAYMENT ELECTION.

     A. In connection with any Option granted under the Plan which is not an Incentive Stock Option, the Board of Directors may grant Cash Payment Elections to such Optionees as the Board of Directors may select, either at the time such Option is granted or thereafter at any time prior to the exercise or termination of such Option.

The terms and conditions regarding each Cash Payment Election shall be evidenced in the Option Agreement, or an amendment thereto if granted subsequent to issuance of an Option.

     B. A Cash Payment Election shall entitle the Optionee, simultaneously with a purchase of Shares upon exercise of a portion of an Option, to surrender for cash an additional unexercised (but then exercisable) portion of the Option covering, at the Optionee's election, a number of Shares no greater than the number of Shares being purchased upon such exercise. In exchange for the unexercised portion of the Option so surrendered, the Corporation shall pay to the Optionee a cash amount equal to the product of (i) the excess of (A) the Fair Market Value per Share on the date the Option is exercised over (B) the Exercise Price per Share, times (ii) the number of Shares with respect to which the Cash Payment Election is made.

     9. TERM OF OPTION. Each Option Agreement shall specify the date or dates on which the Option granted thereunder may be exercised. Except as provided in
Section 6B hereof with respect to Options granted to Director Participants, each Option Agreement may provide for exercise of the Option in installments on such terms and conditions as the Board of Directors may determine. The period of each Option shall be fixed by the Board of Directors but shall in no case exceed ten years from the date of grant of such Option.

     10. NON-TRANSFERABILITY OF OPTION RIGHTS. Options shall not be transferable except by will or the laws of descent and distribution. During the lifetime of an Optionee, such Optionee's Option shall be exercisable only by the Optionee.

     11. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.


         A. Upon the termination of employment of any Optionee or, in the case of an Optionee who is a Director Participant, termination of his services as a director (for any reason other than death), all rights under any Options hold by such Optionee shall cease; provided, however, that the Option Agreement may provide that (1) the rights which were immediately exercisable by the Optionee at the date of such termination of employment or services as a director may be exercised by the Optionee subject to such conditions, provisions or limitations as may be set forth in the Option Agreement, during a period not exceeding five years after the date of such termination, but in no case after ten years from the date of grant of the Option or (2) if the Optionee enters into a consulting agreement with the Company upon termination of employment, the rights which were not immediately exercisable by the Optionee at the date of such termination of employment will remain in effect subject to such conditions, provisions or limitations as may be set forth in the Option Agreement.


         B. Upon the termination of employment of any Optionee or, in the case of an Optionee who is a Director Participant, termination of his services as a director, by reason of his death, or on the death of any Optionee within three months following the termination of his employment or services as a director, if during such period the Optionee was entitled pursuant to the express terms of an Option Agreement to exercise his rights under such Option Agreement, all rights under any Options held by such Optionee shall cease; provided, however, that the Option Agreement may provide that the rights which were immediately exercisable by the Optionee at the date of his death may be exercised by legal representatives or beneficiaries of the Optionee during a period specified in the Option Agreement, not exceeding three years after the date of the Optionee's death, but in no case after ten years from the date of grant of the Option.

     12. STOCK DIVIDEND, MERGER, CONSOLIDATION, ETC.

     A. In the event there is any change in the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject to any option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code or any applicable successor provision of the Code.

     B. Upon (i) the merger or consolidation of the Corporation with or into another corporation, if the agreement of merger or consolidation does not provide for (x) the continuance of the options granted hereunder, or (y) the substitution of new options for options granted hereunder, or for the assumption for such options by the surviving corporation, or (ii) the dissolution, liquidation, or sale of substantially all the assets, of the Corporation, the holder of any such option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation or sale of assets to exercise such option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such option(s); provided that any conditions precedent to the exercise of such options, other then the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation or sale of assets. All such options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

     13. RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any Shares covered by an Option until such Optionee shall have become the holder of record of any such Shares.

     14. DETERMINATIONS. Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors, and each determination of Fair Market Value per Share shall be final and conclusive for all purposes and shall be binding upon all persons, including, without limitation, the Corporation and all Optionees, and their respective successors and assigns.

     15. AMENDMENT, TERMINATION AND MODIFICATION OF THE PLAN AND AGREEMENTS.

     A. The Board of Directors may at any time or from time to time terminate, suspend or amend the Plan in whole or in part (including amendments deemed necessary or desirable to conform to any change in the law or regulations applicable hereto); provided, however, that without approval of the stockholders of the Corporation, no such action may increase the number of Shares with respect to which Options may be granted; provided, further, that except as set forth in paragraphs 15B and 15C below, no such amendment or termination shall affect any Options theretofore granted without the consent of the Optionee of such Option.

     B. Notwithstanding the foregoing provisions or this Section 15, each Option Agreement may provide that the Corporation shall have the right to terminate the rights of any Optionee to exercise any Options, effective 30 days after receipt by the Optionee of a Cancellation Notice from the Corporation. The Corporation may issue a Cancellation Notice only in connection with (i) the sale of substantially all of the Corporation's assets, or

(ii) a merger, consolidation or other corporate transaction in which the Corporation would not be the surviving entity. The Cancellation Notice shall afford the Optionees the right to exercise all Options held by such Optionee with respect to all Shares covered thereby (even if they would not otherwise have become exercisable with respect to all such Shares at that time) during the period prior to the effective date of the termination.

     C. Notwithstanding the foregoing provisions of this Section 15, each Option Agreement may contain the consent of the Optionees to any amendment to the Plan and Option Agreement which the Board of Directors, in its sole discretion and upon advice of legal counsel, may deem necessary or advisable to enable the exercise of Options to comply with any applicable rules and regulations of the Securities and Exchange Commission, including, without intending any limitation, any amendment which would exempt such exercise from the operation of Section 16 of the Securities Exchange Act of 1934, as amended.

     16. INCENTIVE STOCK OPTIONS. Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     A. DOLLAR LIMITATIONS. The aggregate fair market value (determined as of the date of the option grant and consistent with Section 422(c)(7) of the Code or any applicable successor provision of the Code) of the Common Stock with respect to which Incentive Stock Options granted under the Plan (and under any other incentive stock option plans of the Corporation) are exercisable for the first time by any employee in any one calendar year shall not exceed $100,000, except as set forth in Section 15B hereof.

     B. 10% STOCKHOLDER. If any Optionee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, then the following special provisions shall be applicable to the Incentive Stock Option granted to such Optionee:

     (1) The Exercise Price per Share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share at the time of grant; and

     (2) The Option exercise period shall not exceed five years from the date of grant.

     Except as modified by the preceding provisions of this Section 16B, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

    17. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Corporation or interfere in any way with the right of the Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of such Option.

     18. EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option
granted under the Plan shall    become exercisable unless and until the Plan
shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate, and no further Incentive Stock Options shall be granted. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     19. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant thereto shall be governed by the internal laws of the State of Delaware and construed in accordance therewith without giving effect to the principles of conflict of laws thereof.

                                                                     APPENDIX A


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         VIDEOLAN TECHNOLOGIES, INC.
                      100 MALLARD CREEK ROAD, SUITE 250
                          LOUISVILLE, KENTUCKY 40207
                    PROXY - ANNUAL MEETING OF STOCKHOLDERS

          The undersigned, a stockholder of VIDEOLAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints TED RALSTON and STEVEN
B. ROTHENBERG and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of Rosenman & Colin LLP, 575 Madison Avenue, Eleventh Floor, New York, New York, 10022, on Thursday, June 20, 1996, at 10:30 a.m. (EDT), and at any adjournment thereof.


          The undersigned thereby instructs said proxies of their substitutes:

1.   ELECTION OF DIRECTORS:


     Ted Ralston, Vernon L. Jackson, Steven B. Rothenberg, John R. Glankler and Jacques O. de Labry.


     /__/   Vote FOR all nominees listed           /__/ WITHHOLD AUTHORITY
            (except those listed below)                 to vote for all nominees
                                                        listed above

     INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below.



2.   PROPOSAL FOR ADMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

               /__/  For          /__/  Against       /__/  Abstain



THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

3. PROPOSAL FOR AMENDMENTS TO AND RESTATEMENT OF THE COMPANY'S 1995 STOCK OPTION PLAN.

               /__/  For         /__/  Against       /__/  Abstain

4. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.


               /__/  For         /__/  Against       /__/  Abstain

This Proxy, when properly executed, will be voted in accordance with any directions heretobefore given. Unless otherwise specified, the proxy will be voted FOR Proposals 1, 2, 3 and 4. MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS.

5. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Meeting.


        The undersigned hereby revokes all proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either of them, or their substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated May 20, 1996, and a copy of the Company's Annual Report for the period ended December 31, 1995.


                                        PLEASE SIGN EXACTLY AS SHARES ARE
                                        REGISTERED.  IF SHARES ARE HELD BY JOINT
                                        TENANTS, ALL PARTIES IN THE JOINT
                                        TENANCY MUST SIGN.  WHEN SIGNING AS
                                        ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR GUARDIAN, PLEASE INDICATE THE
                                        CAPACITY IN WHICH SIGNING.  IF A
                                        CORPORATION, PLEASE SIGN IN FULL
                                        CORPORATE NAME BY PRESIDENT OR OTHER
                                        AUTHORIZED OFFICER.  IF A PARTNERSHIP,
                                        PLEASE SIGN IN PARTNERSHIP NAME BY
                                        AUTHORIZED PERSON.


                                        --------------------------------------
                                        Signature                     Date

                                        --------------------------------------
                                        Signature, if held jointly    Date